SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 13, 2004


                                    CASTELLE
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             (Exact Name of Registrant as Specified in Its Charter)


                                   CALIFORNIA
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                 (State or Other Jurisdiction of Incorporation)



         000-22020                                     77-0164056
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        (Commission                                (IRS Employer
       File Number)                                Identification No.)


855 Jarvis Drive, Suite 100, Morgan Hill, California                   95037
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(Address of Principal Executive Offices)                             (Zip Code)


                                 (408) 852-2000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

          The following exhibit is filed herewith:

           Exhibit No.                   Exhibit Title
               99.1 Text of Press Release issued by Castelle dated February 13, 2004.*
           -----------

          *   This information shall not be be deemed "filed" for purposes of
              Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 12. Results of Operations and Financial Condition.

              (a) The information contained in this Item 12, and the exhibit hereto, are being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings. On February 13, 2004, Castelle issued a press release regarding its financial results for its fourth fiscal quarter and year ended December 31, 2003. A copy of Castelle's press release is attached hereto as Exhibit 99.1.

         The press release includes pro forma operating results. Pro forma operating results are not based on any standardized methodology prescribed by U.S. generally accepted accounting principles ("GAAP") and are not necessarily comparable to similar measures presented by other companies. Pro forma operating results should not be considered in isolation or as a substitute for operating results prepared in accordance with GAAP. The Company has provided a reconciliation of pro forma operating results to GAAP in the schedules of the attached press release.

         Management utilizes pro forma operating results as a performance measure and furnishes the information in order to provide investors with additional information to analyze the Company's operating results and facilitate period-to-period comparisons. Pro forma operating results exclude the effects of a non-cash tax benefit recorded by the Company in the fourth quarter. The Company believes that this non-cash tax benefit is not indicative of the Company's core operating results. The impact of the pro forma adjustments to GAAP is quantified in the reconciliation table included with the press release. The Company uses non-GAAP measures to help clarify the overall understanding of its current operational performance, its prospects for the future and to provide a more consistent basis for comparison between quarters.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               CASTELLE



Date: February 17, 2004          By:    /s/ Paul Cheng
                                        --------------------------------------
                                         Paul Cheng
                                         Vice President, Chief Financial Officer
                                         and Secretary

                                  EXHIBIT INDEX



  Exhibit No.                             Exhibit Title
  99.1       Text of Press Release issued by Castelle dated February 13, 2004.*
  -----------

          *   This information shall not be be deemed "filed" for purposes of
              Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.